INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement"), dated as of April 29, 1999 by and among NYMAGIC, Inc., a New York corporation with an address at 330 Madison Avenue, New York, New York 10017 (the "Company"), and each of the persons identified on Schedule 1 to this Agreement (each an "Indemnitee" and collectively the "Indemnitees").

                                    Recitals

     A. The New York Business Corporation Law, as amended (as so amended from time to time, the "BCL"), permits the Company to indemnify the directors and officers of the Company.

     B. The By-laws of the Company (the "By-laws") provide that the Company will indemnify to the fullest extent then permissible under the BCL each person who shall serve at any time as a director or officer of the Company.

     C. The Indemnitees serve or have served as directors of the Company or as directors and officers of the Company and in such capacity or capacities perform or have performed a valuable service for the Company.

     D. The Board of Directors of the Company has approved and adopted corporate resolutions pursuant to Section 721 of the BCL (the "Corporate Resolutions") providing that the Company will indemnify the Indemnitees as set forth in this Agreement.

     E. The Company has entered into this Agreement and has assumed the obligations imposed on the Company hereby in order to more specifically provide for the indemnification contemplated by the By-laws and the Corporate Resolutions to each of the Indemnitees for his service as a director or executive officer of the Company and/or to induce each of the Indemnitees to serve or to continue to serve as a director of the Company or as a director and officer of the Company.

     Accordingly, the Company and each Indemnitee agrees as follows:

     1. Authorization for Indemnification of Indemnitees.

     (a) General. The Company shall indemnify each Indemnitee whenever he is made, or threatened to be made, a party to an action, suit or proceeding, including, without limitation, one by or in the right of the Company or by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which such Indemnitee served in any capacity at the request of the Company, to procure a judgment in its favor, whether civil, criminal, administrative or investigative, by reason of the fact that he, his testator or intestate, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein, provided the Indemnitee acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company and, in criminal actions and proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. Nothing contained in this Agreement shall affect any rights to indemnification which any Indemnitee may otherwise be entitled to by law or otherwise.

     (b)  No  Presumption.   The  termination  of  any  such  civil,   criminal,
administrative or investigative action, suit or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any Indemnitee did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company and, in criminal actions and proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

     (c) Benefit Plan Matters. For purposes of this Agreement, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan where the performance by such Indemnitee of his duties to the Company also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be considered fines for purposes of this Agreement. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of such Indemnitee's duties for a purpose reasonably believed by the Indemnitee to be in the interests of such participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

     (d) Entitlement to Indemnification. An Indemnitee who has been successful, on the merits or otherwise, in the defense of a civil, criminal, administrative or investigative action, suit or proceeding for which indemnification is sought under this Agreement shall be entitled to indemnification as herein provided. An Indemnitee who has not been successful, on the merits or otherwise, in the defense of such a civil, criminal, administrative or investigative action, suit or proceeding shall nevertheless be entitled to indemnification hereunder, and such indemnification is hereby authorized, unless a judgment or other final adjudication adverse to such Indemnitee establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

     (e) Advancement of Expenses. Expenses (including, without limitation, attorneys' fees and expenses actually and necessarily incurred in defending an actual or threatened action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as herein provided.


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




     2. Additional Indemnification. It is the intention of the Company that the Indemnitees be indemnified hereunder to the greatest extent permitted or authorized under applicable law. If and to the extent that (a) the BCL is amended hereafter to require or permit indemnification, expense advancement or exculpation that is or may be more favorable to the Indemnitees than the maximum permissible indemnification, expense advancement and exculpation now permitted thereunder and provided in this Agreement, or (b) the Company reincorporates in or merges, consolidates or combines into or with any other corporation or entity by virtue of which transaction the Company is not the surviving, resulting or acquiring corporation and the surviving, resulting or acquiring corporation is incorporated in a different jurisdiction which at such time requires or permits indemnification, expense advancement or exculpation that is or may be more favorable to the Indemnitees than the maximum permissible indemnification, expense advancement and exculpation now permitted under the BCL and provided in this Agreement, then pursuant to this Agreement the Indemnitees shall be entitled to, and this Agreement shall be deemed to be amended to provide for the Indemnitees' contractual entitlement to, indemnification, expense advancement and exculpation to the maximum extent that may be permitted or required under such applicable law at the time of any initial or subsequent request for indemnity hereunder, whether or not the Company has adopted any Charter or By-law provisions adopting, effecting or implementing any provisions thereof which are permissive and not mandatory in nature. Nothing contained herein shall be deemed to detract from, diminish, impair, limit or adversely affect any right which the Indemnitees may have under this Agreement, and to the extent that any terms, conditions or provisions of this Agreement (including, without limitation, those in Section 1 hereof) are more favorable to the Indemnitees than the maximum indemnification, expense advancement and exculpation then permitted or required under such applicable law, then such terms, conditions and provisions of this Agreement shall be preserved and integrated with such more favorable terms from then-applicable law and shall continue to apply to the Indemnitees' rights by virtue of this Agreement. The same expansion of the Indemnitees' rights and deemed inclusion herein and integration herewith of any terms, conditions or provisions more favorable to the Indemnitees shall occur upon and with respect to any amendment of the provisions relating to indemnification, expense advancement and exculpation in the Company's Certificate of Incorporation (the "Charter") or By-laws and any provision by the Company to any other officer or director of the Company of any other different form of indemnification contract or agreement.

     3. Establishment of Escrow; Procedures.

     (a) Establishment of Segregated Escrow Account. In order to provide for the prompt payment of expenses and indemnifiable amounts payable by the Company under this Agreement, the Company shall establish and maintain for a period of not less than three years from the date hereof, a segregated escrow account (the "Escrow Account") in The Bank of New York (the "Escrow Agent") in the initial amount of $750,000 (such amount, together with interest thereon, the "Escrow Funds"). The fees and expenses of the Escrow Agent shall be borne by the Company. The Escrow Funds shall be used for no purpose other than advancement of expenses and payment of indemnifiable amounts hereunder and any amount required to be repaid by the Indemnitees as herein provided shall be considered Escrow Funds to the extent originally paid out of the Escrow Account and shall be promptly redeposited in the Escrow Account. The obligation of the Company to establish the Escrow Account and to make payments of Escrow Funds as herein provided shall be in addition to and not in limitation of any other obligation of or on behalf of the Company or any third party with respect to the payment of indemnifiable amounts, including without limitation, payment of claims under any policy of insurance maintained by the Company for the benefit of its directors and officers, and the indemnification obligation of the Company shall not be limited to the amount of the Escrow Funds.

     (b) Indemnification Procedures. For purposes of requesting indemnification under Section 1(d) hereof, an Indemnitee shall submit to the Escrow Agent, with a copy to the Company, a sworn statement of claim for indemnification substantially in the form of Exhibit A hereto (the "Indemnification Statement") to the effect that he is entitled to indemnification hereunder. The Escrow Agent (or, in the event that all of the Escrow Funds have been previously paid out, the Company) shall pay all amounts due to such Indemnitee promptly following the submission of an Indemnification Statement unless, in the case of an Indemnitee who has not been successful, on the merits or otherwise, in the defense of the action, suit or proceeding underlying the Indemnification Statement, a judgment or other final adjudication adverse to such Indemnitee establishes that he is not entitled to be indemnified by the Company under this Agreement or otherwise.

     (c) Expense Advancement Procedures. For purposes of requesting the advancement of expenses pursuant to Section 1(e) hereof, an Indemnitee shall be required to submit to the Escrow Agent, with a copy to the Company, a sworn statement of request for advancement of expenses substantially in the form of Exhibit B hereto (the "Undertaking"), to the effect that (i) he has actually and necessarily incurred expenses (including, without limitation, attorneys' fees) in defending an action or threatened action, suit or proceeding to which he is a party or is threatened to be made a party by reason of the fact that he was or is a director or officer of the Company and (ii) he undertakes to repay such amount if it shall be determined ultimately that he is not entitled to be indemnified. The Escrow Agent (or, in the event that all of the Escrow Funds have been previously paid out, the Company) shall promptly pay the expenses described in the Undertaking. No security shall be required in connection with any Undertaking, and any Undertaking shall be accepted without reference to such Indemnitee's ability to make repayment.

     (d) Selection of Counsel. In the event the Company shall be obligated under this Section 4 to pay any amount in respect of any action, suit or proceeding against any Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to and approved by such Indemnitee, upon the delivery to the Indemnitee of written notice of the Company's election to do so. It is understood and agreed that counsel selected by the Company's insurer shall be acceptable to the Indemnitees. After delivery of such notice, approval of such counsel by the Indemnitees and the retention of such counsel by the Company, the Company will not be liable to the Indemnitees under this Agreement for any fees of separate counsel subsequently incurred by the Indemnitees with respect to the same action, suit or proceeding;

provided, however, that if (i) the employment of counsel by any Indemnitee has been previously authorized by the Company, (ii) counsel for any Indemnitee or Indemnitees with the same interests shall have reasonably concluded, and advised the Company in writing of such counsel's conclusion, that there may be a conflict of interest between the Company and such Indemnitee or Indemnitees in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then such Indemnitee or Indemnitees may select and employ their own counsel to direct the defense thereof and the fees and expenses of such counsel shall be paid by the Company; provided, however, that Company shall be liable to the Indemnitees under this Agreement for the fees of only one separate counsel incurred by Indemnitees with the same interests with respect to such action, suit or proceeding. Notwithstanding any assumption of the defense of any such action, suit or proceeding and employment of counsel with respect thereto by the Company in accordance with the foregoing, the Indemnitees shall have the right to employ their own separate counsel to participate in any such action, suit or proceeding at the Indemnitees' expense. The Company shall not settle any action, suit or proceeding without the prior written consent of any Indemnitee unless, as part of such settlement, such Indemnitee receives a full and unconditional release reasonably satisfactory to the Indemnitee. No Indemnitee shall settle any action, suit or proceeding without the prior written consent of the Company unless, as part of such settlement, the Company receives a full and unconditional release reasonably satisfactory to the Company.

     4. Corporate Approval. The Company represents and warrants to the Indemnitees that: (i) the Company has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder; (ii) this Agreement and the performance of all of the Company's obligations hereunder have been approved by all corporate action required on the part of the Company under the Charter, the By-laws or applicable law or contract; and (iii) this Agreement, when executed, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy law and equitable limitations.

     5. Fees and Expenses of Enforcement. It is the intent of the Company that the Indemnitees not be required to incur the expenses associated with the enforcement of their rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitees hereunder. Accordingly, if it should reasonably appear to the Indemnitees that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitees the benefits intended to be provided to the Indemnitees hereunder, the Company irrevocably authorizes the Indemnitees from time to time to retain counsel of his choice, at the expense of the Company, to represent the Indemnitees in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all expenses, including, without limitation, attorney's fees and expenses, actually and reasonably incurred by the Indemnitees (i) as a result of the Company's failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

     6. Reorganizations. In the event that the Company shall be a constituent corporation (including any constituent of a constituent) in a merger, reorganization, consolidation, combination or similar transaction, the Company, if it shall not be the surviving, resulting or acquiring corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to expressly assume and adopt this Agreement and to agree to indemnify the Indemnitees to the full extent provided in this Agreement.

     7. Nonexclusivity, Survival and Subrogation.

     (a) Nonexclusivity. The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitees may be entitled under the Charter, the By-laws, the BCL, any other statute, insurance policy, agreement, vote of shareholders or of directors or otherwise.

     (b) Survival. The provisions of this Agreement shall survive the death, disability, or incapacity of any of the Indemnitees or the termination of any Indemnitee's service as an director or officer of the Company and shall inure to the benefit of, and be enforceable by, heirs, executors, guardians, administrators or assigns of each Indemnitee.

     (c) Subrogation. In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitees, who shall cooperate with the Company, at the Company's expense, in executing all such instruments and taking all such other actions as shall be reasonably necessary for the Company to enforce such right or as the Company may reasonably request.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     9. Miscellaneous.

     (a) This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

     (b) Any provision of this Agreement may be amended or waived only if such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

     (c) If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

     (d) Nothing contained in this Agreement is intended to create in the Indemnitees any separate or independent right to continued employment by, or service with, the Company.

     (e)  This  Agreement  may  be  executed  in  counterparts,   but  all  such
counterparts taken together shall constitute one and the same Agreement.

     (f) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than limitation. The use of the word "or" in this Agreement is intended to be conjunctive rather than disjunctive.


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


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                           NYMAGIC, INC.


                                           By:___________________
                                              Name:
                                              Title:



                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

     The undersigned, desiring to become a party to that certain Indemnification Agreement dated as of April 29, 1999, among NYMAGIC, INC. (the "Company") and the persons identified therein as Indemnitees (the "Agreement"), by execution of this Counterpart Signature Page hereby agrees to and accepts the terms of such Agreement and hereby authorizes the Company to attach this Counterpart Signature Page to the Agreement.

                                        INDEMNITEE:


                                        -----------------------
                                        Print Name:






            [COUNTERPART SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

                                                                      EXHIBIT A

                            Indemnification Statement

STATE OF                            )
                                    ) ss.
COUNTY OF                           )

     I,___________________ , being first duly sworn, do depose and state as follows:

     1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of April 29, 1999, among NYMAGIC, Inc., a New York corporation (the "Company"), certain other persons and the undersigned and the related Escrow Agreement dated June 4, 1999, between the Company and The Bank of New York, as Escrow Agent.

     2. I am requesting indemnification against expenses (including, without limitation, attorneys' fees and expenses), costs, judgments, damages, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been actually and necessarily incurred by me in connection with an actual or threatened action, suit or proceeding to which I was or am a party or am threatened to be made a party by reason of the fact that I am or was a director or officer of the Company.

     3. With respect to all matters related to any such action, suit or proceeding, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement or otherwise.

     4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have arisen out of the following matter:

                                          ---------------------------------
                                          Name of Indemnitee

Subscribed and sworn to before me, a Notary Public in and for said County and State, this _____ day of _____________, 199 /200_.

[Seal]

My commission expires the ______ day of _____________, 19    .

                                                                      EXHIBIT B

                                   Undertaking

STATE OF                            )
                                    )ss.
COUNTY OF                           )

     I, __________________, being first duly sworn, do depose and state as follows:

     1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of April 29, 1999, among NYMAGIC, Inc., a New York corporation (the "Company"), certain other persons and the undersigned and the related Escrow Agreement dated June 4, 1999, between the Company and The Bank of New York, as Escrow Agent.

     2. I am requesting advancement of certain expenses (including, without limitation, attorneys' fees and expenses) which I have actually and necessarily incurred in defending an actual or threatened action, suit or proceeding to which I am or was a party or am threatened to be made a party by reason of the fact that I was or am a director or officer of the Company.

     3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.

     4. The expenses for which advance is requested are, in general, all expenses related to the following matter:




                                            ---------------------------------
                                            Name of Indemnitee

Subscribed and sworn to before me, a Notary Public in and for said County and State, this _____ day of ______________, 199_ /200_.

[Seal]


My commission expires the ____ day of ________, 199_/200_.

                                                                    Schedule 1

                                  NYMAGIC, INC

                       Names and Addresses of Indemnitees


Thomas J. Condon            [ADDRESSES OMITTED]


Jean H. Goulding


John Kean, Jr.





William R. Scarbrough


Michael Shaffet


Richard T. Soper


William Thorne


Sergio B. Tobia


Louise B. Tollefson





Charles Mitchell


James A. Lambert


John N. Blackman


Mark W. Blackman